QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.01

Consent of Independent Auditors

        We consent to the incorporation by reference of our report dated January 28, 2003, with respect to the consolidated financial statements and schedule of Equitable Resources, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2002 in the Prospectus part of the following Registration Statements:

  •
  Registration Statement No. 33-52151 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Long-Term Incentive Plan;

  •
  Registration Statement No. 33-52137 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

  •
  Registration Statement No. 33-53703 on Form S-3 pertaining to the registration of $100,000,000 Medium-Term Notes, Series C of Equitable Resources, Inc.;

  •
  Post-effective Amendment No. 1 to Registration Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan;

  •
  Registration Statement No. 333-01879 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Stock Purchase Plan;

  •
  Registration Statement No. 333-22529 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings and Protection Plan;

  •
  Registration Statement No. 333-20323 on Form S-3 pertaining to the registration of 164,345 shares of Equitable Resources, Inc. common stock.

  •
  Registration Statement No. 333-32197 on Form S-8 pertaining to the Equitable Resources, Inc. Nonstatutory Stock Option Plan.

  •
  Registration Statement No. 333-06839 on Form S-3 pertaining to the registration of $168,000,000 of debt securities of Equitable Resources, Inc.

  •
  Registration Statement No. 333-82189 on Form S-8 pertaining to the 1999 Equitable Resources, Inc. Long-Term Incentive Plan;

  •
  Registration Statement No. 333-82193 on Form S-8 pertaining to the 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

  •
  Registration Statement No. 333-32410 on Form S-8 pertaining to the Equitable Resources, Inc. Deferred Compensation Plan and the Equitable Resources, Inc. Directors' Deferred Compensation Plan;

  •
  Registration Statement No. 333-70822 on Form S-8 pertaining to the 1999 Equitable Resources, Inc. Long-Term Incentive Plan.

/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
March 3, 2003

QuickLinks

  Exhibit 23.01
Consent of Independent Auditors